Scudder
Micro Cap
Fund

Semiannual Report
February 28, 1999

No-Load Funds

A no-load (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S.
micro-cap stocks.

SCUDDER           (logo)

                             Scudder Micro Cap Fund

--------------------------------------------------------------------------------
Date of Inception: 8/12/96   Total Net Assets as of      Ticker Symbol:  SCMCX
                             2/28/99: $93.4 million
--------------------------------------------------------------------------------

o For its most recent semiannual period ended February 28, 1999, Scudder Micro Cap Fund returned 6.51%. The Russell 2000 Index of small stocks returned 16.80% over the same period.

o Since its inception on August 12, 1996, the Fund returned 28.21%, for an average annual return of 10.27%. This compares favorably to the 8.79% average annual return of the unmanaged Russell 2000 Index.

o While the top tier of the U.S. market by size has reached repeated new highs, the broader market has languished. This divergence has resulted in far more compelling values among small and micro-cap stocks in the current environment of robust U.S. economic growth, low inflation, and low unemployment.


                                Table of Contents

  3 Letter from the Fund's President      25 Financial Highlights
  4 Performance Update                    26 Notes to Financial Statements
  5 Portfolio Summary                     29 Shareholder Meeting Results
  6 Portfolio Management Discussion       32 Officers and Trustees
  9 Glossary of Investment Terms          33 Investment Products and Services
 10 Investment Portfolio                  34 Scudder Solutions
 22 Financial Statements


                           2 - Scudder Micro Cap Fund

                        Letter from the Fund's President

Dear Shareholders,

   The recent spread in performance between large- and small-cap stocks is one of the widest of the 20th Century, and large-cap stocks have outperformed micro-cap stocks by an even wider margin. To illustrate, in 1998, the S&P 500 Index returned 28.58%, while micro cap stocks fell 7%. However, we believe that long-term equity investors who seek the benefits of portfolio diversification should stay the course, as micro-cap stocks currently represent impressive values relative to large-cap stocks.

   During its most recent semiannual period, Scudder Micro Cap Fund posted a 6.51% total return, compared with the 16.80% and 30.26% returns of the Russell 2000 Index and the S&P 500 Index over the same time period. As the Fund's portfolio management team describes in the interview beginning on page 6, the Fund, in keeping with its micro-cap discipline, has one of the lowest median market caps of any U.S. diversified equity fund. It is therefore not surprising that the Fund would underperform indices with measurably larger market caps in a period where small stocks performed least well. Despite this very difficult period for micro-cap stocks, the Fund's average annual return since its inception through February 28, 1999 was 10.27%.

   For those of you who are interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long term growth compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

   If you have any questions regarding Scudder Micro Cap Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470.
Or visit Scudder's Web site at www.scudder.com.

   Sincerely,

   /S/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Micro Cap Fund


                           3 - Scudder Micro Cap Fund

                   Performance Update as of February 28, 1999

Fund Index Comparison
================================================

                          Total Return
   --------------------------------------------
   Period      Growth of  Cumulative   Average
   Ended       $10,000                 Annual
   2/28/99
   --------------------------------------------
   Scudder Micro Cap Fund
   --------------------------------------------
   1 Year      $  8,414     -15.86%   -15.86%

   Life of     $ 12,821      28.21%    10.27%
   Fund*
   --------------------------------------------
   Russell 2000 Index
   --------------------------------------------
   1 Year      $  8,585     -14.15%   -14.15%

   Life of     $ 12,393      23.93%     8.79%
   Fund*
   --------------------------------------------
   S&P 500 Index
   --------------------------------------------
   1 Year      $ 11,974      19.74%    19.74%

   Life of     $ 19,534      95.34%    30.06%
   Fund*
   --------------------------------------------
   * The Fund commenced operations on August 12, 1996.


Growth of a $10,000 Investment
================================================

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Scudder Micro Cap Fund    Russell 2000 Index     S&P 500 Index
----------------------    ------------------    ----------------

8/96*         10000           10000                10000
11/96         10475           10907                11289
2/97          11422           11135                11868
5/97          11830           11807                12824
8/97          13991           13151                13680
11/97         14776           13402                14620
2/98          15238           14393                16160
5/98          15850           14259                16880
8/98          12038           10647                14823
11/98         12800           12529                18172
2/99          12821           12393                19425

The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

Returns and Per Share Information
=========================================================

Yearly Periods Ended February 28

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND RUSSELL 2000
INDEX TOTAL RETURN (%)

CHART DATA:

                                          1997*     1998     1999

--------------------------------------------------------------------------
Net Asset Value                         $ 13.69  $ 18.19   $ 14.46
--------------------------------------------------------------------------
Income Dividends                        $   .02  $    --   $    --
--------------------------------------------------------------------------
Capital Gains Distributions             $    --  $   .07   $   .83
--------------------------------------------------------------------------
Fund Total Return (%)                     14.22    33.41    -15.86
--------------------------------------------------------------------------
Index Total Return (%)                    11.05    29.96    -14.15
--------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

                           4 - Scudder Micro Cap Fund

                    Portfolio Summary as of February 28, 1999

Diversification
================================
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Common Stocks         100%
  ------------------------------
                           100%
  ==============================

The Fund seeks to be fully invested in micro-cap stocks.


Sectors/Largest Holdings
================================

  1. Financial (17%)
     First Cash Inc.
     Operator of pawn shops

  2. Consumer Discretionary (16%)
     Salton/Maxim Housewares, Inc.
     Designer of small kitchen
     appliances

  3. Manufacturing (15%)
     American Locker Group, Inc.
     Manufacturer of coin, key
     and electronically
     controlled storage lockers

  4. Technology (11%)
     Programmer's Paradise, Inc.
     Marketer of software for
     microcomputers

  5. Consumer Staples (8%)
     Celestial Seasonings, Inc.
     Manufacturer and marketer
     of herbal teas

  6. Service Industries (7%)
     Automobile Protection Corp.
     Provider of extended
     vehicle service contracts

  7. Utilities (5%)
     Florida Public Utilities Co.
     Distributor of gas and
     electric utilities

  8. Durables (5%)
     Engineered Support Systems, Inc.
     Manufacturer of nuclear,
     biological and chemical
     defense systems

  9. Health (4%)
     GP Strategies Corp.
     Manufacturer of medical,
     health care, and consumer
     products

  10.Construction (4%)
     Continental Materials Corp.
     Manufacturer of heating,
     cooling and ventilation
     equipment


Stock Characteristics
================================


                                                    Fund as           Russell
                                       Micro Cap      % of             2000
Median Values                 Fund      Universe    Universe           Index
----------------------------------------------------------------------------

Market Capitalization
  ($ millions)                 42          51         82%                388
Price/Earnings               12.9        27.1         48%               19.6
Return On Equity (3 years)   11.1         6.8        164%               12.0
Sales Growth (5 year)        12.3        13.7         90%               19.5



In keeping with its micro-cap discipline, the Fund's median market capitalization is one of the lowest among U.S. diversified equity funds.




For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                           5 - Scudder Micro Cap Fund

                         Portfolio Management Discussion

In the following interview, portfolio managers James Eysenbach and Calvin Young discuss the Fund's market environment and strategy for the six-month period ended February 28, 1999.

Q: How did Scudder Micro Cap Fund perform over the past six months?

A: The Fund posted a 6.51% total return over its most recent semiannual period. In broad terms, the larger a stock's capitalization, the better it performed during the period, as the Russell 2000 Index (a standard benchmark for small-cap stocks) returned 16.80% and the S&P 500 Index gained 30.26% over the six-month time frame. At $42 million, the Fund's median market capitalization is significantly lower than that of both these indices.

Q: What was the market environment like for micro-cap stocks over the six-month period?

A: Following the peak for micro-cap stocks in April 1998, these stocks have underperformed large-cap stocks in nine out of ten months through February 1999. Two issues negatively affected micro-cap stocks in general and the Fund in particular during this difficult period. First, with the downturn came a flight to the perceived quality and liquidity of large-cap stocks. Investors paid a high premium to trade micro-cap securities, with large bid/asked spreads and an accompanying "liquidity crunch." This period presented a significant challenge for the Fund: Scudder Micro Cap Fund has one of the lowest median market caps of any U.S. diversified equity fund, clearly a disadvantage last year as micro-cap stocks as a whole underperformed large caps by 36 percentage points.

The second critical factor was investors' shift to higher-priced growth stocks. As the market crisis subsided in the fall of 1998 and the market started to rebound, growth stocks realized the greatest recovery. The divergence in performance between funds focused primarily on growth and those employing a strict valuation discipline was further accentuated by a renewed focus on the Internet sector. Those companies, most of which are reporting operating losses, had extraordinary stock returns as investors ignored any sort of traditional price-to-earnings valuations.

Q: In light of this unfavorable environment for micro-cap stocks, have you changed your investment process?

A: No. We are strong believers in following a disciplined approach to portfolio management. For Scudder Micro Cap Fund, these disciplines include a focus on the smallest U.S. publicly traded companies (those under $200 million in market capitalization) and valuing companies based on fundamentals such as sales, earnings, and cash flow. We do not "market time"; we don't adjust our approach based on the latest market trends.

Research shows that, over the long term, it rarely pays to be a trend follower, investing in last year's winners. The market has demonstrated a remarkable proclivity to change course just when a trend seems most firmly established. Instead of chasing the latest trend and running the risk of being "whipsawed," we remain committed to the Fund's long-term objective and strategy. While we recognize that this philosophy can hurt relative returns in the short run, we


                           6 - Scudder Micro Cap Fund
believe that investors will be better served by this unwavering approach over the long run.

Q: What are the key elements of your strategy?

A: As a long-term investment, micro-cap stocks have historically provided superior returns relative to the broad large-cap market. According to U.S. market research from Ibbotson Associates (1926-1998), the smallest tier of the U.S. stock market has produced an annual rate of return of 12.4% compared to 11.2% for large-cap stocks. Within this universe, we seek to add value through systematic analysis of stock fundamentals, disciplined portfolio construction, and efficient trading.

Our intent is to leverage the inherent advantages of this asset class through intelligent risk/return tradeoffs, using a quantitative portfolio management approach to efficiently analyze and manage a large number of stocks and vast quantities of data. We believe this approach can lead to more informed decision making: Before we buy or sell any stock we can assess its effect on the whole portfolio in terms of risk and expected return. Furthermore, our strategy does not focus on picking a few big winners or sectors, but on building a portfolio with attractive overall characteristics.

Q: How has this strategy worked out for the Fund over the longer term?

A: From August 31,1996, through February 28, 1999 -- the 30 full months since the Fund's inception -- the Fund is up 27.47%. This compares to 25.44% for the median micro-cap fund, according to Lipper Analytical Services. Among the 28 micro-cap funds in existence over this horizon, Scudder Micro Cap had the fourth lowest return volatility (a common measure of risk).

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

Risk Versus Return

For Scudder Micro Cap Fund and three comparative indices, since the Fund's 8/12/96 inception through 2/28/99.

BAR CHART DATA:

-----------------------------------------------------------
                          Annualized Total         Risk**
                              Return
-----------------------------------------------------------
Scudder Micro Cap Fund        10.27%              16.88%
-----------------------------------------------------------
DFA U.S. 9-10 Fund             6.53               20.06
-----------------------------------------------------------
Russell 2000 Index             8.79               20.23
-----------------------------------------------------------
S&P 500 Index                 30.06               17.16
-----------------------------------------------------------

BAR CHART FOOTNOTE:

** Risk  defined  as  the  standard   deviation  of  monthly  return,
   annualized.

Source: Scudder Kemper Investments



Q:  What is your outlook for micro-cap stocks and the Fund?

A: We've just come through a year where micro-cap stocks underperformed large-caps by 36 percentage points -- one of the widest spreads during this century. Yet the current environment of robust U.S. economic growth, low inflation and low unemployment is a positive one for small U.S. businesses. Consequently, we believe that valuations for small- and micro-cap stocks relative to large-cap stocks are now very attractive. At some point, the


                           7 - Scudder Micro Cap Fund
dominance of large-cap stocks will come to an end. After the last four years, when large cap funds have had average annual returns of 26% versus 18% for small cap, it's easy to forget that the previous four years (ending 1994) saw the opposite hold true (12% for large cap versus 18% for small cap).*

As we've said in the past, we think micro-cap stocks can play an important role in a long-term investor's portfolio. These stocks offer many benefits, including the potential to improve an investor's portfolio diversification and increase long-term returns. We believe the Fund will continue to provide an attractive vehicle for long-term investors seeking exposure to a dynamic area of the stock market.


* Source: Morningstar




                           8 - Scudder Micro Cap Fund

                          Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK               Stock of a company that has displayed
                           above-average earnings growth and is expected to continue to increase profits rapidly going forward.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly-traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within a portfolio relative to a benchmark index (e.g. the Russell 2000), or an investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. A higher "earnings
                           multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

STANDARD DEVIATION         A statistical measure of the degree to which an
                           investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

VALUE STOCK                A company whose stock price does not fully reflect
                           its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of
Finance and Investment Terms)


                           9 - Scudder Micro Cap Fund

            Investment Portfolio as of February 28, 1999 (Unaudited)

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 100.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 16.2%
Apparel & Shoes 1.7%
Cache, Inc.* ............................................................................        122,700               858,900
Candie's Inc.* ..........................................................................         57,900               217,125
G-III Apparel Group, Ltd.* ..............................................................         65,500               155,563
Pubco Corp.* ............................................................................         28,100               259,925
Steven Madden, Ltd.* ....................................................................         14,000               126,000
                                                                                                                    ----------
                                                                                                                     1,617,513
                                                                                                                    ----------
Department & Chain Stores 1.4%
Drug Emporium, Inc.* ....................................................................        149,700               954,338
Duckwall-ALCO Stores, Inc.* .............................................................         37,200               395,250
                                                                                                                    ----------
                                                                                                                     1,349,588
                                                                                                                    ----------
Home Furnishings 1.6%
Baldwin Piano & Organ Co.* ..............................................................         36,700               311,950
Salton/Maxim Housewares, Inc.* ..........................................................         39,300             1,171,631
                                                                                                                    ----------
                                                                                                                     1,483,581
                                                                                                                    ----------
Hotels & Casinos 1.8%
Buckhead America Corp.* .................................................................         52,100               273,525
International Thoroughbred Breeders, Inc. (b)* ..........................................         58,300                     0
Isle of Capri Casinos, Inc.* ............................................................         70,100               324,213
Jackpot Enterprises, Inc.* ..............................................................         52,000               448,500
Sonesta International Hotels Corp. "A" ..................................................         24,500               281,750
Supertel Hospitality, Inc.* .............................................................         37,900               350,575
                                                                                                                    ----------
                                                                                                                     1,678,563
                                                                                                                    ----------
Recreational Products 3.4%
Allen Organ Co. "B" .....................................................................         14,200               560,900
Cannondale Corp.* .......................................................................         14,000               176,750
Equity Marketing, Inc.* .................................................................         14,900                84,744
Escalade, Inc.* .........................................................................         30,800               554,400
Fountain Powerboat Industries, Inc.* ....................................................         23,050               148,384
Holiday RV Superstores, Inc.* ...........................................................        178,800               402,300
Polk Audio, Inc.* .......................................................................         34,100               358,050
Rawlings Sporting Goods Co., Inc.* ......................................................         41,700               510,825

    The accompanying notes are an integral part of the financial statements.


                          10 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Riddel Sports, Inc.* ....................................................................         68,000               340,000
                                                                                                                    ----------
                                                                                                                     3,136,353
                                                                                                                    ----------
Restaurants 2.6%
Back Bay Restaurant Group, Inc.* ........................................................         54,800               541,150
Benihana, Inc. "A"* .....................................................................         33,800               392,925
Garden Fresh Restaurant Corp.* ..........................................................         58,500               895,781
Max & Erma's Restaurants, Inc.* .........................................................         80,800               565,600
                                                                                                                    ----------
                                                                                                                     2,395,456
                                                                                                                    ----------
Specialty Retail 3.7%
Amplicon, Inc. ..........................................................................         31,200               390,000
Brauns Fashions Corp.* ..................................................................         15,000               133,125
Brookstone, Inc.* .......................................................................         33,900               423,750
Hirsch International Corp.* .............................................................         20,000                57,500
InterTAN, Inc.* .........................................................................         91,100               888,225
Rag Shops, Inc.* ........................................................................         80,300               180,675
Reeds Jewelers, Inc.* ...................................................................         20,200                65,650
S & K Famous Brands, Inc.* ..............................................................         28,400               236,075
Ultimate Electronics, Inc.* .............................................................         79,500               695,625
Wolohan Lumber Co. ......................................................................         27,900               348,750
                                                                                                                    ----------
                                                                                                                     3,419,375
                                                                                                                    ----------
Consumer Staples 7.5%
Alcohol & Tobacco 0.1%
Todhunter International, Inc.* ..........................................................         15,600               119,925
                                                                                                                    ----------
Consumer Electronic & Photographic 0.4%
Cobra Electronics Corp.* ................................................................         85,800               364,650
                                                                                                                    ----------
Farming 0.3%
Sylvan, Inc.* ...........................................................................         27,800               305,800
                                                                                                                    ----------
Food & Beverage 4.9%
Celestial Seasonings, Inc.* .............................................................         25,200               727,650
Chock Full O'Nuts Corp.* ................................................................        129,200               702,525
Foodarama Supermarkets, Inc.* ...........................................................         14,100               444,150
J & J Snack Foods Corp.* ................................................................         22,300               471,088
Schultz Sav-O Stores, Inc. ..............................................................         33,050               574,244
Seaway Food Town, Inc. ..................................................................         33,150               497,250
Smithfield Companies, Inc.* .............................................................         21,600               170,100

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Suprema Specialties, Inc.* ..............................................................         98,500               535,594
Village Super Market, Inc. "A"* .........................................................         28,100               393,400
                                                                                                                    ----------
                                                                                                                     4,516,001
                                                                                                                    ----------
Package Goods/Cosmetics 0.7%
Allou Health & Beauty, Inc. "A"* ........................................................         67,200               604,800
                                                                                                                    ----------
Textiles 1.1%
Dyersburg Corp. .........................................................................         49,100               101,269
Hampshire Group, Ltd.* ..................................................................         29,900               325,163
Premiumwear, Inc.* ......................................................................         70,500               431,813
Worldtex, Inc.* .........................................................................         74,000               166,500
                                                                                                                    ----------
                                                                                                                     1,024,745
                                                                                                                    ----------
Health 4.4%
Biotechnology 0.4%
Synbiotics Corp.* .......................................................................        124,200               395,888
                                                                                                                    ----------
Health Industry Services 1.0%
Air Methods Corp.* ......................................................................        101,600               196,850
Cantel Industries Inc.* .................................................................         22,400               145,600
Diagnostic Health Services, Inc.* .......................................................         67,000               123,531
Healthcare Services Group, Inc.* ........................................................         52,050               474,956
                                                                                                                    ----------
                                                                                                                       940,937
                                                                                                                    ----------
Hospital Management 0.5%
National Home Health Care Corp.* ........................................................         90,690               396,769
                                                                                                                    ----------
Medical Supply & Specialty 2.5%
GP Strategies Corp.* ....................................................................         52,220               858,366
Infu-Tech, Inc.* ........................................................................         37,300                83,925
Polymedica Industries, Inc.* ............................................................         48,800               390,400
Response Oncology, Inc.* ................................................................         61,300               183,900
Scherer Healthcare, Inc.* ...............................................................         31,600               128,375
Span-America Medical Systems, Inc. ......................................................         58,400               292,000
Superior Uniform Group, Inc. ............................................................         30,500               404,125
                                                                                                                    ----------
                                                                                                                     2,341,091
                                                                                                                    ----------
Communications 0.7%
Telephone/Communications 0.4%
Hector Communications Corp.* ............................................................         42,900               386,100
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.3%
Datum, Inc.* ............................................................................         34,200               288,563
                                                                                                                    ----------
Financial 16.5%
Banks 11.5%
Alliance Bancorp of New England, Inc. ...................................................         37,749               396,365
Andover Bancorp, Inc. ...................................................................         17,000               510,000
Coastal Bancorp, Inc. ...................................................................         14,700               235,200
Columbia Banking System, Inc.* ..........................................................         17,640               302,085
Equitable Federal Savings Bank* .........................................................          2,400                45,900
FNB Rochester Corp. .....................................................................         23,000               715,875
First Citizens Corp. ....................................................................         12,750               490,875
First Essex Bancorp .....................................................................         15,800               258,725
First Mutual Savings Bank ...............................................................         19,810               260,006
First Oak Brook Bancshares, Inc. "A" ....................................................         29,400               529,200
Foothill Independent Bancorp* ...........................................................         31,636               490,358
Haven Bancorp, Inc. .....................................................................         12,200               172,325
Hingham Institution for Savings .........................................................         11,550               173,250
Kankakee Bancorp, Inc. ..................................................................          4,400                99,000
Lawrence Savings Bank* ..................................................................         45,600               441,750
Marion Capital Holdings, Inc. ...........................................................          7,500               151,875
Matewan Bancshares, Inc. ................................................................         10,730               345,372
Medford Bancorp Inc. ....................................................................         23,600               424,800
Merchants Bancorp, Inc. .................................................................         17,600               481,800
New Milford Bank & Trust Corp. ..........................................................         17,300               270,313
Northrim Bank ...........................................................................         42,760               534,500
Parkvale Financial Corp. ................................................................         24,296               522,364
People's Bancshares, Inc. ...............................................................         17,600               354,200
Pinnacle Bancshares, Inc. ...............................................................         25,000               275,000
Progress Financial Corp. ................................................................         17,309               253,144
SJNB Financial Corp. ....................................................................         13,300               365,750
Skaneateles Bancorp, Inc. ...............................................................         25,950               655,238
Southwest Bancorp, Inc. .................................................................          7,800               190,125
Union Bankshares Ltd.* ..................................................................         26,000               273,000
Winton Financial Corp. ..................................................................         32,700               482,325
                                                                                                                    ----------
                                                                                                                    10,700,720
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Insurance 2.6%
ACCEL International Corp.* ..............................................................        103,900               285,725
Atlantic American Corp.* ................................................................         71,600               299,825
Cotton States Life Insurance ............................................................         45,525               546,300
Investors Title Co. .....................................................................         24,100               542,250
Security National Financial Corp. "A"* ..................................................         73,500               220,500
Siebels Bruce Group, Inc.* ..............................................................         39,300               127,725
Standard Management Corp.* ..............................................................         66,100               421,388
                                                                                                                    ----------
                                                                                                                     2,443,713
                                                                                                                    ----------
Business Finance 1.1%
Advest Group, Inc. ......................................................................          7,200               143,100
HPSC, Inc.* .............................................................................         55,800               462,094
KBK Capital Corp.* ......................................................................         50,200               395,325
                                                                                                                    ----------
                                                                                                                     1,000,519
                                                                                                                    ----------
Other Financial Companies 0.8%
First Cash, Inc.* .......................................................................         65,900               757,850
                                                                                                                    ----------
Real Estate 0.5%
AMREP Corp.* ............................................................................         65,600               459,200
                                                                                                                    ----------
Media 1.7%
Broadcasting & Entertainment 1.0%
Todd-AO Corp. "A" .......................................................................         35,800               304,300
Vaughn Communications, Inc.* ............................................................         65,400               641,738
                                                                                                                    ----------
                                                                                                                       946,038
                                                                                                                    ----------
Print Media 0.7%
Advanced Marketing Services, Inc. .......................................................         43,950               631,781
                                                                                                                    ----------
Service Industries 7.3%
Environmental Services 1.1%
GZA GeoEnvironmental Technologies, Inc.* ................................................         83,800               398,050
Scope Industries, Inc. ..................................................................          8,400               537,600
Versar, Inc.* ...........................................................................         39,900                93,516
                                                                                                                    ----------
                                                                                                                     1,029,166
                                                                                                                    ----------
Investment 1.3%
H.D. Vest, Inc.* ........................................................................         47,800               334,600
Kinnard Investment, Inc.* ...............................................................         68,200               323,950

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Scott & Stringfellow Financial, Inc. ....................................................         15,750               586,688
                                                                                                                    ----------
                                                                                                                     1,245,238
                                                                                                                    ----------
Miscellaneous Commercial Services 3.6%
American Physicians Service Group, Inc.* ................................................         68,600               291,550
Automobile Protection Corp.* ............................................................         99,800             1,072,832
BI, Inc.* ...............................................................................         42,200               403,538
C.H. Heist Corp.* .......................................................................         58,900               397,575
Exponent, Inc.* .........................................................................         42,200               242,650
Halifax Corp. ...........................................................................         27,150               213,806
Joule, Inc.* ............................................................................         52,700               217,388
RCM Technologies, Inc.* .................................................................         12,800               236,800
Unapix Entertainment, Inc.* .............................................................        129,600               251,100
                                                                                                                    ----------
                                                                                                                     3,327,239
                                                                                                                    ----------
Miscellaneous Consumer Services 0.9%
ACE Cash Express, Inc.* .................................................................         33,025               427,261
Cons Delivery & Logistics* ..............................................................         32,600               130,400
ICT Group, Inc.* ........................................................................         64,200               228,713
                                                                                                                    ----------
                                                                                                                       786,374
                                                                                                                    ----------
Printing/Publishing 0.4%
Tufco Technologies, Inc.* ...............................................................         58,800               352,800
                                                                                                                    ----------
Durables 4.7%
Aerospace 1.0%
Ducommun, Inc.* .........................................................................         24,300               303,750
Engineered Support Systems, Inc. ........................................................         35,400               592,950
                                                                                                                    ----------
                                                                                                                       896,700
                                                                                                                    ----------
Automobiles 1.1%
Collins Industries Inc. .................................................................         39,100               193,056
Hilite Industries, Inc. .................................................................         50,400               497,700
Motorcar Parts & Accessories, Inc.* .....................................................         26,600               332,500
                                                                                                                    ----------
                                                                                                                     1,023,256
                                                                                                                    ----------
Leasing Companies 0.2%
Capital Associates Inc.* ................................................................         36,500               136,875
                                                                                                                    ----------
Telecommunications Equipment 2.1%
Anaren Microwave Inc.* ..................................................................         20,500               493,281
Applied Cellular Technology, Inc.* ......................................................         55,000               151,250

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Celeritek, Inc.* ........................................................................         32,050               148,231
Cognitronics Corp.* .....................................................................         29,100               220,069
Comdial Corp.* ..........................................................................         44,400               305,250
Microlog Corp.* .........................................................................        121,500               148,078
Mosaix, Inc.* ...........................................................................         49,100               374,388
VARI-L Company, Inc.* ...................................................................         21,800               141,700
                                                                                                                    ----------
                                                                                                                     1,982,247
                                                                                                                    ----------
Miscellaneous 0.3%
Featherlite Manufacturing, Inc.* ........................................................         49,700               285,775
                                                                                                                    ----------
Manufacturing 15.0%
Chemicals 0.9%
AG Services of America, Inc.* ...........................................................         18,700               268,813
Aceto Corp. .............................................................................         44,400               560,550
                                                                                                                    ----------
                                                                                                                       829,363
                                                                                                                    ----------
Containers & Paper 0.4%
UFP Technologies, Inc.* .................................................................         86,500               356,813
                                                                                                                    ----------
Diversified Manufacturing 0.5%
JMAR Technologies, Inc.* ................................................................         98,600               197,200
McRae Industries, Inc. "A" ..............................................................         42,300               253,800
                                                                                                                    ----------
                                                                                                                       451,000
                                                                                                                    ----------
Electrical Products 3.6%
ACME Electric Corp.* ....................................................................         57,600               266,400
Axsys Technologies, Inc.* ...............................................................         34,600               627,125
Bel Fuse Inc. Class "A"* ................................................................         13,750               632,500
Bel Fuse Inc. Class "B"* ................................................................         13,750               527,656
LaBarge, Inc.* ..........................................................................         98,800               290,225
Reliability Inc.* .......................................................................         72,200               329,413
SL Industries, Inc. .....................................................................         51,400               648,925
                                                                                                                    ----------
                                                                                                                     3,322,244
                                                                                                                    ----------
Industrial Specialty 5.9%
American Locker Group, Inc.* ............................................................         51,600               774,000
Ault, Inc.* .............................................................................         98,300               675,813
Badger Meter, Inc. ......................................................................         18,000               576,000
Ceradyne, Inc.* .........................................................................         96,100               312,325
Dynamic Materials Corp.* ................................................................         71,200               284,800

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Foster (LB) Co. "A"* ....................................................................        105,500               540,688
Graham Corp.* ...........................................................................         32,400               291,600
Insteel Industries, Inc. ................................................................         76,300               467,338
Kinark Corp.* ...........................................................................        135,800               356,475
Lamson & Sessions Co.* ..................................................................         67,700               330,038
MFRI, Inc.* .............................................................................         70,200               318,094
Met-Pro Corp. ...........................................................................         13,800               158,700
Sifco Industries, Inc. ..................................................................         26,600               279,300
Tokheim Corp.* ..........................................................................         14,800               107,300
                                                                                                                    ----------
                                                                                                                     5,472,471
                                                                                                                    ----------
Machinery/Components/Controls 2.6%
Bridgeport Machines, Inc.* ..............................................................         46,200               254,100
Chicago Rivet & Machine Co. .............................................................         18,300               478,088
Farrel Corp. ............................................................................        102,300               230,175
IMPCO Technologies, Inc.* ...............................................................         36,300               453,750
Newcor, Inc. ............................................................................         20,000                85,000
Oilgear Co. .............................................................................         27,000               259,875
Summa Industries, Inc.* .................................................................         42,600               378,075
Trans-Industries, Inc. ..................................................................         35,500               264,031
                                                                                                                    ----------
                                                                                                                     2,403,094
                                                                                                                    ----------
Office Equipment/Supplies 0.9%
Dixon Ticonderoga Co.* ..................................................................         30,100               316,050
Gradco Systems, Inc.* ...................................................................        124,000               279,000
TAB Products Co. ........................................................................         51,900               265,988
                                                                                                                    ----------
                                                                                                                       861,038
                                                                                                                    ----------
Specialty Chemicals 0.2%
Detrex Corp.* ...........................................................................         34,200               218,025
                                                                                                                    ----------
Technology 10.9%
Computer Software 2.6%
Elcom International, Inc.* ..............................................................        273,300             1,024,875
FDP Corp. ...............................................................................         32,300               522,856
Scan Optics, Inc.* ......................................................................         90,100               377,294
Sulcus Hospitality Technologies Corp.* ..................................................         79,200               178,200
Symix Systems, Inc.* ....................................................................         15,000               309,375
                                                                                                                    ----------
                                                                                                                     2,412,600
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Diverse Electronic Products 0.5%
Micro Linear Corp.* .....................................................................         52,000               260,000
SBS Technologies, Inc.* .................................................................         10,200               193,800
                                                                                                                    ----------
                                                                                                                       453,800
                                                                                                                    ----------
EDP Peripherals 1.2%
Equitrac Corp.* .........................................................................         26,300               618,050
Printronix, Inc.* .......................................................................         19,900               261,188
Wells-Gardner Electronics Corp.* ........................................................         85,100               234,025
                                                                                                                    ----------
                                                                                                                     1,113,263
                                                                                                                    ----------
Electronic Components/Distributors 3.5%
American Technical Ceramics Corp.* ......................................................         55,300               373,275
Anderson Group, Inc.* ...................................................................         35,600               142,400
MATEC Corp. .............................................................................         31,300               119,331
Napco Security Systems, Inc.* ...........................................................         48,000               132,000
Nu Horizons Electronics, Inc.* ..........................................................         55,300               241,938
Programmer's Paradise, Inc.* ............................................................         82,300             1,039,038
Savior Technology Group, Inc.* ..........................................................         55,600               556,000
Sigmatron International, Inc.* ..........................................................         52,900               158,700
Trans-Lux Corp. .........................................................................         32,300               308,869
Video Display Corp.* ....................................................................         34,500               189,750
                                                                                                                    ----------
                                                                                                                     3,261,301
                                                                                                                    ----------
Electronic Data Processing 0.1%
On-Point Technology Systems, Inc.* ......................................................         45,000               101,250
                                                                                                                    ----------
Military Electronics 0.8%
EDO Corp.* ..............................................................................         78,400               548,800
Titan Corp. .............................................................................         31,843               179,117
                                                                                                                    ----------
                                                                                                                       727,917
                                                                                                                    ----------
Precision Instruments 1.7%
Barringer Technologies Inc.* ............................................................         25,500               191,250
DSP Technology, Inc.* ...................................................................         57,100               327,433
Instron Corp. ...........................................................................         30,800               527,450
O.I. Corp.* .............................................................................         96,600               555,450
                                                                                                                    ----------
                                                                                                                     1,601,583
                                                                                                                    ----------
Semiconductors 0.3%
Zing Technologies, Inc.* ................................................................         32,300               254,363
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                          18 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.2%
SpecTran Corp.* .........................................................................         42,200               218,913
                                                                                                                    ----------
Energy 0.9%
Oil & Gas Production 0.7%
Hallwood Energy Partners, L.P. ..........................................................         42,700               154,788
Petroleum Development Corp.* ............................................................         77,600               227,950
TMBR/Sharp Drilling, Inc.* ..............................................................         42,200               141,106
Unit Corp.* .............................................................................         25,000               103,125
                                                                                                                    ----------
                                                                                                                       626,969
                                                                                                                    ----------
Oil Companies 0.1%
Arabian Shield Development* .............................................................         46,700                58,375
                                                                                                                    ----------
Oilfield Services/Equipment 0.1%
ICO Inc. ................................................................................        116,100               134,241
                                                                                                                    ----------
Metals & Minerals 1.5%
Steel & Metals 1.2%
Bayou Steel Corp.* ......................................................................        110,900               388,150
Driver Harris Co.* ......................................................................         36,700               128,450
Friedman Industries, Inc. ...............................................................         57,146               260,729
Webco Industries, Inc.* .................................................................         61,500               342,094
                                                                                                                    ----------
                                                                                                                     1,119,423
                                                                                                                    ----------
Miscellaneous 0.3%
United States Lime & Minerals, Inc. .....................................................         37,300               296,069
                                                                                                                    ----------
Construction 4.3%
Building Materials 0.1%
Williams Industries, Inc.* ..............................................................         15,000                75,000
                                                                                                                    ----------
Building Products 1.6%
Baltek Corp.* ...........................................................................         46,100               371,681
Continental Materials Corp.* ............................................................         17,700               597,375
Noland Co. ..............................................................................         23,700               539,175
                                                                                                                    ----------
                                                                                                                     1,508,231
                                                                                                                    ----------
Homebuilding 1.0%
American Residential Services, Inc.* ....................................................         20,000                72,500
Engle Homes, Inc. .......................................................................         33,200               390,100
Fortress Group, Inc. ....................................................................         60,000               120,000
Liberty Homes, Inc. "A" .................................................................         19,500               177,938

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Washington Homes, Inc.* .................................................................         33,000               198,000
                                                                                                                    ----------
                                                                                                                       958,538
                                                                                                                    ----------
Miscellaneous 1.6%
ACMAT Corp. "A"* ........................................................................         29,500               449,875
Abrams Industries, Inc. .................................................................         18,780               107,985
MYR Group, Inc.* ........................................................................         39,166               411,243
Turner Corp.* ...........................................................................         29,550               507,891
                                                                                                                    ----------
                                                                                                                     1,476,994
                                                                                                                    ----------
Transportation 3.6%
Miscellaneous Consumer Services 0.3%
PLM International Inc.* .................................................................         54,300               305,438
                                                                                                                    ----------
Airlines 1.0%
Hawaiian Airlines, Inc.* ................................................................         80,000               200,000
Mercury Air Group, Inc.* ................................................................         86,600               746,925
                                                                                                                    ----------
                                                                                                                       946,925
                                                                                                                    ----------
Marine Transportation 0.7%
International Shipholding Corp. .........................................................         42,200               664,650
                                                                                                                    ----------
Railroads 0.3%
Providence & Worcester Railroad Co. .....................................................         25,000               265,625
                                                                                                                    ----------
Trucking 0.9%
Boyd Brothers Transportation, Inc.* .....................................................         51,000               363,375
Kenan Transport Co. .....................................................................          8,500               280,500
Simon Transportation Services, Inc.* ....................................................         30,000               142,500
                                                                                                                    ----------
                                                                                                                       786,375
                                                                                                                    ----------
Miscellaneous 0.4%
Travel Ports of America, Inc.* ..........................................................        120,508               338,929
                                                                                                                    ----------
Utilities 4.8%
Electric Utilities 0.6%
Unitil Corp. ............................................................................         25,900               589,225
                                                                                                                    ----------
Natural Gas Distribution 1.8%
Chesapeake Utilities Corp. ..............................................................         20,200               356,025
Energy West, Inc. .......................................................................         25,700               224,875
Providence Energy Corp. .................................................................         23,700               488,813
Roanoke Gas Co. .........................................................................         29,200               620,500
                                                                                                                    ----------
                                                                                                                     1,690,213
                                                                                                                    ----------

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Water Supply 1.6%
Connecticut Water Services ..............................................................         20,250               510,047
Dominguez Services Corp. ................................................................         13,550               359,075
Southwest Water Co. .....................................................................         43,023               645,345
                                                                                                                    ----------
                                                                                                                     1,514,467
                                                                                                                    ----------
Miscellaneous 0.8%
Florida Public Utilities Co. ............................................................         46,400               684,400
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $87,354,572)                                                                              92,870,314
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $87,354,572) (a)                                                           92,870,314
------------------------------------------------------------------------------------------------------------------------------

  *  Non-income producing security.

(a) The cost for federal income tax purposes was $87,354,572. At February 28, 1999, net unrealized appreciation for all securities based on tax cost was $5,515,742. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,927,209 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $13,411,467.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $0 (0% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 1999 aggregated $229,008. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Micro Cap Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1999 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $87,354,572) .................     $  92,870,314
                 Receivable for Fund shares sold ......................................            10,485
                 Dividends and interest receivable ....................................            34,603
                 Receivable for investments sold ......................................         1,046,519
                 Deferred organization expenses .......................................             6,850
                 Other assets .........................................................             1,531
                                                                                           ----------------
                 Total assets .........................................................        93,970,302
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Due to custodian bank ................................................            17,584
                 Notes payable ........................................................           350,000
                 Payable for Fund shares redeemed .....................................            66,565
                 Accrued management fee ...............................................            57,512
                 Other payables and accrued expenses ..................................           105,534
                                                                                           ----------------
                 Total liabilities ....................................................           597,195
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  93,373,107
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net investment gain (loss) ...............................          (266,915)
                 Net unrealized appreciation (depreciation) on investments ............         5,515,742
                 Accumulated net realized gain (loss) .................................        (3,693,646)
                 Paid-in capital ......................................................        91,817,926
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  93,373,107
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price (Note A) per share ($93,373,107 / 6,457,692 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of                ----------------
                   shares authorized) .................................................            $14.46
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Micro Cap Fund

                             Statement of Operations
                 six months ended February 28, 1999 (Unaudited)

Investment Income (Loss)
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends .............................................................    $     452,093
                 Interest ..............................................................           36,896
                                                                                           ----------------
                                                                                                  488,989
                 Expenses:
                 Management fee ........................................................          369,518
                 Services to shareholders ..............................................          279,514
                 Custodian and accounting fees .........................................           42,566
                 Trustees' fees and expenses ...........................................           20,332
                 Auditing ..............................................................           11,714
                 Registration fees .....................................................            8,834
                 Reports to shareholders ...............................................           16,401
                 Legal .................................................................            3,532
                 Amortization of organization expense ..................................            1,385
                 Other .................................................................            2,108
                                                                                           ----------------
                                                                                                  755,904
                -------------------------------------------------------------------------------------------
                 Net investment income (loss)                                                    (266,915)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments .............................       (3,651,115)
                 Net unrealized appreciation (depreciation) during the period on
                   investments .........................................................       10,170,774
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     6,519,659
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   6,252,744
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Micro Cap Fund

                       Statements of Changes in Net Assets

                                                                                 Six Months
                                                                                   Ended
                                                                                February 28,          Year Ended
                                                                                    1999              August 31,
Increase (Decrease) in Net Assets                                                (Unaudited)             1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...............................   $   (266,915)        $   (604,298)
                 Net realized gain (loss) from investment transactions ......     (3,651,115)           5,519,340
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ................     10,170,774          (23,347,176)
                                                                               ----------------     ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................      6,252,744          (18,432,134)
                 Distributions to shareholders from net realized gains
                   on investment transactions ...............................     (5,478,640)            (535,902)
                                                                               ----------------     ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................     10,520,510           72,871,032
                 Reinvestment of distributions ..............................      5,236,925              518,950
                 Cost of shares redeemed ....................................    (25,677,660)         (43,749,787)
                 Redemption fees ............................................         15,913              203,752
                                                                               ----------------     ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .............................................     (9,904,312)          29,843,947
                                                                               ----------------     ----------------
                 Increase (decrease) in net assets ..........................     (9,130,208)          10,875,911
                 Net assets at beginning of period ..........................    102,503,315           91,627,404
                 Net assets at end of period (including accumulated            ----------------     ----------------
                   net investment loss of $266,915 at February 28, 1999) ....   $ 93,373,107         $ 102,503,315
                                                                               ----------------     ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................      7,131,931            5,463,768
                                                                               ----------------     ----------------
                 Shares sold ................................................        718,498            4,090,660
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................        370,887               30,277
                 Shares redeemed ............................................     (1,763,624)          (2,452,774)
                                                                               ----------------     ----------------
                 Net increase (decrease) in Fund shares .....................       (674,239)           1,668,163
                                                                               ----------------     ----------------
                 Shares outstanding at end of period ........................      6,457,692            7,131,931
                                                                               ----------------     ----------------

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Micro Cap Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                                For the Period
                                                                                                                  August 12,
                                                                          Six Months                                 1996
                                                                            Ended            Years Ended         (commencement
                                                                         February 28,         August 31,       of operations) to
                                                                            1999                                  August 31,
                                                                         (Unaudited)       1998       1997           1996
---------------------------------------------------------------------------------------------------------------------------------
                                                                          -------------------------------------------------------
Net asset value, beginning of period .................................     $ 14.37       $ 16.77    $ 12.07        $ 12.00
                                                                          -------------------------------------------------------
Income from investment operations:
Net investment income (loss) .........................................        (.04)         (.08)      (.03)           .01
Net realized and unrealized gain (loss) on investments ...............         .96         (2.28)      4.74            .06
                                                                          -------------------------------------------------------
Total from investment operations .....................................         .92         (2.36)      4.71            .07
                                                                          -------------------------------------------------------
Less distributions from:
Net investment income ................................................          --            --       (.02)            --
Net realized gains from investment transactions ......................        (.83)         (.07)        --             --
                                                                          -------------------------------------------------------
Total distributions ..................................................        (.83)         (.07)      (.02)            --
                                                                          -------------------------------------------------------
Redemption fees ......................................................          --***        .03        .01             --***
                                                                          -------------------------------------------------------
Net asset value, end of period .......................................     $ 14.46       $ 14.37    $ 16.77        $ 12.07
                                                                          -------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) .................................................        6.51**      (13.96)     39.10(b)         .58(b)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............................          93           103         92              8
Ratio of operating expenses, net to average daily net assets (%) .....        1.53*         1.39       1.75           1.75*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .......................................        1.53*         1.39       2.19          22.06*
Ratio of net investment income (loss) to average daily net
  assets (%) .........................................................        (.54)*        (.44)      (.21)          2.58*
Portfolio turnover rate (%) ..........................................         7.0*         33.5       17.1             --

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized
*** Amount is less than half of $.01.


                           25 - Scudder Micro Cap Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective September 22, 1997, the Fund suspended the sale of its shares to new investors. Current individual shareholders of the Fund were able to continue to invest in the Fund and the Fund remained open to investment through qualified retirement plans. The Trustees reopened the Fund to new investors effective October 23, 1998. The Trustees may determine to close the Fund again at some point in the future based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.


                          26 - Scudder Micro Cap Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
                  B. Purchases and Sales of Securities

During the six months ended February 28, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $3,427,162 and $19,508,362, respectively.
                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended February 28, 1999, the fee imposed amounted to $369,518, of which $57,512 is unpaid at February 28, 1999.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries plc ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by SSC aggregated $155,048, of which $22,639 is unpaid at February 28, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by STC aggregated $28,946, of which $4,680 is unpaid at February 28, 1999.

                          27 - Scudder Micro Cap Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1999, the amount charged to the Fund by SFAC aggregated $29,842, of which $4,372 is unpaid at February 28, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. At February 28, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $53,966.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1999 the Trustees' fees and expenses aggregated $20,332.
                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was approximately $598,000 with a weighted average interest rate of 5.59%. Interest for the period ended February 28, 1999 was $2,324 (less than $.01 per share). The maximum borrowings outstanding at any time during the period were $1,232,000.

                          28 - Scudder Micro Cap Fund

                      Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Micro Cap Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         3,932,570           139,789           109,062              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         3,745,457           195,353           161,490            79,121





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                          29 - Scudder Micro Cap Fund

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                                  intentionally
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                          30 - Scudder Micro Cap Fund

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                          31 - Scudder Micro Cap Fund

                         Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                          32 - Scudder Micro Cap Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           33 - Scudder Micro Cap Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           34 - Scudder Micro Cap Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           35 - Scudder Micro Cap Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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